Exhibit 4.8
EXECUTION VERSION

NOTE PURCHASE AGREEMENT
Dated as of October 4, 2011
among
AMERICAN AIRLINES, INC.,
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Class A Pass Through Trustee
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Subordination Agent
U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent
and
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Paying Agent

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Schedule I	Aircraft and Existing Financings
Schedule II	Trust Supplements
Schedule III	Required Terms

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement
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NOTE PURCHASE AGREEMENT
          This NOTE PURCHASE AGREEMENT, dated as of October 4, 2011, is made by and among (i) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the Class A Pass Through Trust Agreement (as defined below), the “Class A Pass Through Trustee”) under the Class A Pass Through Trust Agreement, (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under the Escrow and Paying Agent Agreement (as defined below), and (v) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under the Escrow and Paying Agent Agreement.
W I T N E S S E T H:
          WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;
          WHEREAS, the Company owns the 12 Boeing aircraft described in Part One of Schedule I hereto (each, a “Mortgaged Aircraft” and, collectively, the “Mortgaged Aircraft”), which Mortgaged Aircraft are subject to certain mortgage financings described under the heading “Existing Financing” in Part One of Schedule I hereto (each such financing, a “Mortgage Financing”);
          WHEREAS, the Company owns the 27 Boeing aircraft described in Part Two of Schedule I hereto (each, a “2001-2 Aircraft” and, collectively, the “2001-2 Aircraft” and, together with the Mortgaged Aircraft, each, an “Encumbered Aircraft” and, collectively, the “Encumbered Aircraft”), which 2001-2 Aircraft are subject to the enhanced equipment trust certificate financing described under the heading “Existing Financing” in Part Two of Schedule I hereto (such financing, the “2001-2 EETC” and, together with the Mortgage Financings, each such financing, an “Existing Financing” and, collectively, the “Existing Financings”);
          WHEREAS, the Company owns the four Boeing aircraft described in Part Three of Schedule I hereto (each, an “Unencumbered Aircraft” and, collectively, the “Unencumbered Aircraft” and, together with the Encumbered Aircraft, each, an “Aircraft” and, collectively, the “Aircraft”), and such Unencumbered Aircraft are not subject to financings;
          WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Trust Supplement described in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, one grantor trust (the “Class A Pass Through Trust”; and the Basic Pass Through Trust Agreement, together with such Trust Supplement, as amended,
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supplemented or otherwise modified from time to time in accordance with their terms, the “Class A Pass Through Trust Agreement”) has been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Class A Certificates”) to provide financing, among other things, for the purchase by the Class A Pass Through Trust of the Series A Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;
          WHEREAS, the Company has entered into the Underwriting Agreement, dated as of September 27, 2011 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Underwriting Agreement”) with the Underwriters named therein (the “Underwriters”) which provides that the Company will cause the Class A Pass Through Trustee to issue and sell the Class A Certificates to the Underwriters on the Issuance Date;
          WHEREAS, the Company may in the future enter into Trust Supplements with respect to the Class B Pass Through Trust or Additional Series Pass Through Trust, as applicable, further to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance of the Class B Certificates or Additional Series Pass Through Certificates, as applicable, to provide financing for the purchase by the Class B Pass Through Trustee or Additional Series Pass Through Trustee, as applicable, of the Series B Equipment Notes or Additional Series Equipment Notes, respectively, in each case, if issued in respect of, and secured by a security interest in, the Aircraft;
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Deposit Agreement”) whereby the Escrow Agent has agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the Class A Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Underwriters, the Class A Pass Through Trustee, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Escrow and Paying Agent Agreement”), whereby, among other things, (a) the Underwriters have agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such Initial Deposits, has agreed to deliver escrow receipts to be affixed to each Class A Certificate;
          WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, the Pass Through Trustee of each Pass Through Trust then in existence and each of
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the Subordination Agent, U.S. Bank and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Aircraft;
          WHEREAS, upon the financing of each Aircraft, the Class A Pass Through Trustee will fund its purchase of the Series A Equipment Notes in respect of such Aircraft with the proceeds of a Deposit withdrawn by the Escrow Agent under the Deposit Agreement; and
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Class A Liquidity Provider has entered into the Class A Liquidity Facility for the benefit of the holders of the Class A Certificates with the Subordination Agent, as agent for the Class A Pass Through Trustee on behalf of the Class A Pass Through Trust and (ii) the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent have entered into the Intercreditor Agreement.
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Financing of Aircraft.
     (a) Agreement to Finance. The Company agrees:
     (i) to finance the Encumbered Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date; and
     (ii) to finance the Unencumbered Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, within 90 days after the date hereof.
     (b) Funding Notice. In furtherance of the foregoing, and in respect of each Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the seventh day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of the Deposit Agreement has been waived by the Depositary pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Aircraft (the “Funding Date”), which notice shall:
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     (i) specify the Funding Date of such Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);
     (ii) instruct the Pass Through Trustee of each Pass Through Trust then in existence to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;
     (iii) instruct the Class A Pass Through Trustee to deliver to the Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to the Class A Pass Through Trustee in connection with the financing of such Aircraft; and
     (iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each such Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).
     (c) [Reserved].
     (d) Entering into Financing Agreements. Upon receipt of a Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Aircraft to be financed:
     (i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Equipment Note issued under such Indenture shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the Pass Through Trustee of each Pass Through Trust then in existence of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto;
     (ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and
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delivered such Rating Agency Confirmation to the Pass Through Trustee of each Pass Through Trust then in existence on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Aircraft or with respect to material modifications of the forms of the Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;
     (iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and
     (iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.
          Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the issuance or the successive redemption and issuance, as applicable, of Series B Equipment Notes or Additional Series Equipment Notes, as the case may be, pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Aircraft, the Company shall cause U.S. Bank (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and the Pass Through Trustee of each Pass Through Trust then in existence under the applicable Participation Agreement.
     (e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee.
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     (f) Postponement of Delivery and Funding. If, on the Funding Date for any Aircraft, the financing of such Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified a new Funding Date on which such Aircraft may be subjected to the financing as provided herein (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Aircraft. Upon receipt of any such substitute Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.
     (g) [Reserved].
     (h) [Reserved].
     (i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft.
     (j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes in respect of the Aircraft to the Class A Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the Deposit Agreement.
     (k) Notice of Event of Loss. In the case of any Aircraft, if, prior to the date on which such Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in (i) if at the time of the occurrence of such event such Aircraft was subject to an Existing Financing, the security agreement to which such Aircraft was then subject in connection with such Existing Financing or (ii) if at the time of the occurrence of such event such Aircraft was not subject to an Existing Financing, the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to the Class A Pass Through Trustee and the Subordination Agent and instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a
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relevant Notice of Event of Loss Withdrawal (as defined in the Escrow and Paying Agent Agreement).
          SECTION 2. Conditions Precedent. The obligation of the Pass Through Trustee of each Pass Through Trust then in existence to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:
     (a) no Triggering Event shall have occurred;
     (b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to the Pass Through Trustee of each Pass Through Trust then in existence and the Class A Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of each outstanding Class of Certificates or the Class A Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct;
     (c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Aircraft; and
     (d) with respect to each Encumbered Aircraft, such Pass Through Trustee shall have received evidence that the lien of the applicable Existing Financing has been terminated with respect to such Encumbered Aircraft and the filing of a release with the FAA and the filing of Uniform Commercial Code termination statements and, if applicable, the registration of a discharge of any International Interest (as defined in the Indenture Form) registered on the International Registry (as defined in the Indenture Form), in each case with respect to such lien.
Anything herein to the contrary notwithstanding, the obligation of the Pass Through Trustee of each Pass Through Trust then in existence to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.
          SECTION 3. Representations and Warranties.
     (a) Representations and Warranties of the Company. The Company represents and warrants that:
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     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (b) Representations and Warranties of U.S. Bank. U.S. Bank represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. U.S. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Due Authorization; No Conflicts. The execution and delivery by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the
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case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (c) Representations and Warranties of the Class A Pass Through Trustee. The Class A Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.
     (d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;
     (ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;
     (iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or
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any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;
     (iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;
     (v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or the Class A Liquidity Facility), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or the Class A Liquidity Facility); and
     (vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.
     (e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its
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banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement, the Deposit Agreement and the Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and the Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
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          SECTION 4. Covenants.
     (a) Covenants of the Company.
     (i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.
     (ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.
     (iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.
     (iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.
     (v) Issuance and Refinancing of Equipment Notes; Series B Equipment Notes; Additional Series Equipment Notes. The Company shall have the option to (A) (I) issue Series B Equipment Notes under any Indenture, or (II) if Series B Equipment Notes shall have been issued under any Indenture, redeem such Series B Equipment Notes and issue new Series B Equipment Notes under such Indenture, or (B) (I) issue Additional Series Equipment Notes under any Indenture concurrently with, or at any time after, the initial issuance of any Series B Equipment Notes under such Indenture, and (II) if Additional Series Equipment Notes shall have been issued under any Indenture, redeem such Additional Series Equipment Notes and issue new Additional Series Equipment Notes under such
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Indenture, provided that (x) the Company shall have obtained a Rating Agency Confirmation with respect to any Class of Certificates then rated by such Rating Agency that will remain outstanding in connection with such issuance or such redemption and issuance, as applicable, and (y) the Parent Guarantee shall have been amended, supplemented or otherwise modified to add the Company’s payment obligations under such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, and related payment obligations under this Note Purchase Agreement, the Participation Agreements, the Indentures and the related Class B Pass Through Trust Agreement or the related Additional Series Pass Through Trust Agreement, as applicable, to the “Obligations” under the Parent Guarantee; and provided further that any such issuance or redemption and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any such Series B Equipment Notes or Additional Series Equipment Notes are to be so issued, the Class B Pass Through Trustee or the Additional Series Pass Through Trustee, as applicable, shall execute and deliver an instrument (including, without limitation, a joinder agreement) by which such Class B Pass Through Trustee or Additional Series Pass Through Trustee, as applicable, becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to (or any amendment and restatement of) this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form), the Parent Guarantee and any other Operative Agreements as may be necessary or desirable to give effect to such issuance or redemption and issuance of such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, and the issuance of pass through certificates by any pass through trust that acquires any such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such Series B Equipment Notes or Additional Series Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify any such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)).
     (vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.
     (b) Covenants by U.S. Bank.
     (i) Status as Citizen of the United States. U.S. Bank, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon U.S. Bank giving any such notice, U.S. Bank shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.
     (ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld: (A) U.S. Bank will act as Pass Through Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states; and (B) U.S. Bank will act as Subordination Agent solely through its offices within the Commonwealth of Massachusetts, except for such services as may be performed by it by independent agents acting in the ordinary course of business, but not directly by it, in other states.
     (c) [Reserved].
     (d) Covenants by the Pass Through Trustees.
     (i) Tax Forms of the Class A Pass Through Trustee. On or prior to the Issuance Date, the Class A Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent, the Class A Liquidity Provider, the Escrow Agent, the Paying Agent and the Depositary.
     (ii) Tax Forms of the Pass Through Trustee of Class B or Additional Series Pass Through Trust. If any Series B Equipment Notes or Additional Series Equipment Notes shall be issued under any Indenture as provided in Section 4(a)(v), on or prior to the date such Series B Equipment Notes or Additional
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Series Equipment Notes, as applicable, shall have been so issued, the Class B Pass Through Trustee or the Additional Series Pass Through Trustee, as applicable, shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a liquidity facility shall have been provided with respect to the Class B Pass Through Trust or the Additional Series Pass Through Trust, to the provider of such liquidity facility and, if such Series B Equipment Notes or Additional Series Equipment Notes shall be issued on or prior to the Delivery Period Termination Date, to the Escrow Agent, the Paying Agent and the Depositary.
          SECTION 5. Depositary Downgrade and Replacement of Depositary.
     (a) Depositary Downgrade and Option to Replace. If (1) the Depositary’s Short-Term Rating issued by a Rating Agency is downgraded below P-1 by Moody’s or A-1+ by Standard & Poor’s, as applicable (each such minimum rating, a “Depositary Threshold Rating”), or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).
     (b) [Reserved].
     (c) Terms and Preconditions for Replacement of Depositary.
     (i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with such Replacement Depositary.
     (ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.
     (iii) Replacement Deposit Agreement; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for the Class A Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.
     (d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreement).
     (e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreement and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreement with the Replacement Deposit Agreement.
     (f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreement, the Deposit Agreement with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreement, the Replacement Depositary shall be deemed to be the Depositary under the Deposit Agreement with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreement shall be deemed to be the Deposit Agreement hereunder and under the other Operative Agreements.
          SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.
          SECTION 7. Expenses. So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay:
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

     (a) Certain Class A Liquidity Provider Fees. To the Subordination Agent when due an amount or amounts equal to the fees payable to the Class A Liquidity Provider under Section 2.03 of the Class A Liquidity Facility and under the related Fee Letter (as defined in the Intercreditor Agreement);
     (b) Under the Class A Liquidity Facility. To the Subordination Agent when due (i) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of the Class A Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding and (ii) any other amounts owed to the Class A Liquidity Provider by the Subordination Agent as borrower under the Class A Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (i) of this sentence);
     (c) Under the Pass Through Trust Agreements. All compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements in respect of each Pass Through Trust then in existence;
     (d) Under the Intercreditor Agreement. All compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement; and
     (e) Escrow Agent and Paying Agent. In the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.
For purposes of this Section 7, the terms “Applied Downgrade Advance”, “Downgrade Advance” and “Investment Earnings” shall have the meanings specified in the Class A Liquidity Facility.
          SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.
          SECTION 9. Miscellaneous.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

     (a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.
     (b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreement, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.
     (c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 7 hereof (including, but not limited to, rights, powers, privileges, benefits, interests, remedies and claims under Section 7) or to the Depositary with respect to Section 5(c)(ii) hereof, each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.
[Signature Pages Follow.]
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN AIRLINES, INC.
By:	/s/ Beverly K. Goulet
	Name:	Beverly K. Goulet
Title: Address:	Vice President — Corporate
Development and Treasurer
4333 Amon Carter Boulevard
Mail Drop 5662
Fort Worth, Texas 76155
Ref.: American Airlines 2011-2 EETC
Attention: Treasurer
Telephone: (817) 963-1234
Facsimile: (817) 967-4318

Signature Page
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Class A Pass Through Trustee
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
Title: Address:	Vice President
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Ref.: American Airlines 2011-2 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
Title: Address:	Vice President
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: American Airlines 2011-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

Signature Page
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title: Address:	Vice President One Federal Street, 3rd Floor Boston, Massachusetts 02110 Attention: Corporate Trust Services Ref.: American Airlines 2011-2 EETC Telephone: (617) 603-6553 Facsimile: (617) 603-6683

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
Title: Address:	Vice President
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: American Airlines 2011-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

Signature Page
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
AIRCRAFT
Part One — Mortgaged Aircraft and Existing Financings

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)	Existing Financing
1.	N907AN	Boeing	737-823 (BOEING 737-800)	29509	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[1]
2.	N913AN	Boeing	737-823 (BOEING 737-800)	29514	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[2]
3.	N920AN	Boeing	737-823 (BOEING 737-800)	29521	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[3]
4.	N921AN	Boeing	737-823 (BOEING 737-800)	29522	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[4]
5.	N922AN	Boeing	737-823 (BOEING 737-800)	29523	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[5]

[1]	Loan Agreement (AA 2002-SF1), dated as of January 30, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF1), dated as of January 30, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF1) dated January 30, 2002.

[2]	Loan Agreement (AA 1999-SF15), dated as of October 12, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999-SF15), dated as of October 12, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999-SF15) dated October 12, 1999.

[3]	Loan Agreement (AA 2002-SF2), dated as of January 30, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF2), dated as of January 30, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF2) dated January 30, 2002.

[4]	Loan Agreement (AA 2002-SF3), dated as of January 30, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF3), dated as of January 30, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF3) dated January 30, 2002.

[5]	Loan Agreement (AA 2002-SF4), dated as of January 30, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF4), dated as of January 30, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF4) dated January 30, 2002.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)	Existing Financing
6.	N923AN	Boeing	737-823 (BOEING 737-800)	29524	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[6]
7.	N926AN	Boeing	737-823 (BOEING 737-800)	29527	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[7]
8.	N968AN	Boeing	737-823 (BOEING 737-800)	30095	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	Mortgage Financing[8]
9.	N981AN	Boeing	737-823 (BOEING 737-800)	29569	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	Mortgage Financing[9]
10.	N983AN	Boeing	737-823 (BOEING 737-800)	29570	CFM International, Inc.	CFM56-7B26/3 (CFM CFM56-7)	Mortgage Financing[10]

[6]	Loan Agreement (AA 2002-SF5), dated as of January 30, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF5), dated as of January 30, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF5) dated January 30, 2002.

[7]	Loan Agreement (AA 2002-SF6), dated as of January 30, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF6), dated as of January 30, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF6) dated January 30, 2002.

[8]	Loan Agreement (AA 2002-SF7), dated as of January 30, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF7), dated as of January 30, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF7) dated January 30, 2002.

[9]	Loan Agreement (AA 2009-SF2), dated as of April 3, 2009, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2009-SF2), dated as of April 3, 2009, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2009-SF2) dated April 20, 2009, and as amended, supplemented and modified by Security Agreement Supplement No. 2 (AA 2009-SF2) dated May 19, 2009.

[10]	Loan Agreement (AA 2009-SF2), dated as of April 3, 2009, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2009-SF2), dated as of April 3, 2009, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2009-SF2) dated April 20, 2009, and as amended, supplemented and modified by Security Agreement Supplement No. 2 (AA 2009-SF2) dated May 19, 2009.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. I - 2

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)	Existing Financing
11.	N183AN	Boeing	757-223 (BOEING 757-200)	29593	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	Mortgage Financing[11]
12.	N184AN	Boeing	757-223 (BOEING 757-200)	29594	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	Mortgage Financing[12]
Part Two — 2001-2 Aircraft and Existing Financing

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)	Existing Financing
1.	N965AN	Boeing	737-823 (BOEING 737-800)	29544	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-2 EETC
2.	N966AN	Boeing	737-823 (BOEING 737-800)	30094	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)	2001-2 EETC
3.	N175AN	Boeing	757-223 (BOEING 757-200)	32394	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
4.	N189AN	Boeing	757-223 (BOEING 757-200)	32383	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC

[11]	Loan Agreement (AA 2002-SF8), dated as of March 28, 2002, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 2002-SF8), dated as of March 28, 2002, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 2002-SF8) dated March 28, 2002.

[12]	Loan Agreement (AA 1999-SF13), dated as of September 9, 1999, between the Company, the original lenders named therein and the security trustee named therein, and Aircraft Security Agreement (AA 1999-SF13), dated as of September 9, 1999, between the Company and the security trustee named therein, as amended, supplemented and modified by Security Agreement Supplement No. 1 (AA 1999-SF13) dated September 9, 1999.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. I - 3

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)	Existing Financing
5.	N190AA	Boeing	757-223 (BOEING 757-200)	32384	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
6.	N191AN	Boeing	757-223 (BOEING 757-200)	32385	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
7.	N192AN	Boeing	757-223 (BOEING 757-200)	32386	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
8.	N193AN	Boeing	757-223 (BOEING 757-200)	32387	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
9.	N194AA	Boeing	757-223 (BOEING 757-200)	32388	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
10.	N195AN	Boeing	757-223 (BOEING 757-200)	32389	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
11.	N196AA	Boeing	757-223 (BOEING 757-200)	32390	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
12.	N197AN	Boeing	757-223 (BOEING 757-200)	32391	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
13.	N198AA	Boeing	757-223 (BOEING 757-200)	32392	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
14.	N199AN	Boeing	757-223 (BOEING 757-200)	32393	Rolls Royce Ltd.	RB211-535E4B (Rolls Royce RB211 535)	2001-2 EETC
15.	N797AN	Boeing	777-223ER (BOEING 777-200)	30012	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
16.	N798AN	Boeing	777-223ER (BOEING 777-200)	30797	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
17.	N799AN	Boeing	777-223ER (BOEING 777-200)	30258	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
18.	N750AN	Boeing	777-223ER (BOEING 777-200)	30259	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
19.	N751AN	Boeing	777-223ER (BOEING 777-200)	30798	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. I - 4

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)	Existing Financing
20.	N752AN	Boeing	777-223ER (BOEING 777-200)	30260	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
21.	N753AN	Boeing	777-223ER (BOEING 777-200)	30261	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
22.	N754AN	Boeing	777-223ER (BOEING 777-200)	30262	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
23.	N755AN	Boeing	777-223ER (BOEING 777-200)	30263	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
24.	N756AM	Boeing	777-223ER (BOEING 777-200)	30264	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
25.	N757AN	Boeing	777-223ER (BOEING 777-200)	32636	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
26.	N758AN	Boeing	777-223ER (BOEING 777-200)	32637	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
27.	N759AN	Boeing	777-223ER (BOEING 777-200)	32638	Rolls Royce Ltd.	RB211-TRENT-892-17 (Rolls Royce TRENT800)	2001-2 EETC
Part Three — Unencumbered Aircraft

			Airframe Model			Engine Model
	U.S.		(including generic			(including generic
	Registration	Airframe	manufacturer and	Airframe		manufacturer and
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	model)
1.	N901AN	Boeing	737-823 (BOEING 737-800)	29503	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
2.	N905AN	Boeing	737-823 (BOEING 737-800)	29507	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
3.	N906AN	Boeing	737-823 (BOEING 737-800)	29508	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
4.	N957AN	Boeing	737-823 (BOEING 737-800)	29541	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. I - 5

SCHEDULE II to
NOTE PURCHASE AGREEMENT
TRUST SUPPLEMENTS
Trust Supplement No. 2011-2A, dated as of the Issuance Date, among the Company, the Parent and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2011-2A.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

SCHEDULE III to
NOTE PURCHASE AGREEMENT
REQUIRED TERMS
Equipment Notes
Obligor: The Company
Maximum Principal Amount:
The original principal amount and amortization schedule of the Series A Equipment Notes issued with respect to an Aircraft shall be as set forth in the following tables:
PRINCIPAL AMOUNTS OF SERIES A EQUIPMENT NOTES

Aircraft	Principal Amount
N901AN	$9,758,000
N905AN	9,959,000
N906AN	9,930,000
N907AN	9,827,000
N913AN	9,916,000
N920AN	9,964,000
N921AN	10,025,000
N922AN	10,370,000
N923AN	10,236,000
N926AN	10,573,000
N957AN	11,070,000
N965AN	11,326,000
N966AN	11,257,000
N968AN	11,780,000
N981AN	21,701,000
N983AN	21,880,000
N183AN	8,864,000
N184AN	10,057,000
N189AN	8,934,000
N190AA	8,446,000
N191AN	9,138,000
N192AN	9,219,000
N193AN	9,264,000
N194AA	9,462,000
N195AN	9,861,000
N196AA	9,231,000
N197AN	10,125,000
N198AA	9,933,000
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Aircraft	Principal Amount
N199AN	9,767,000
N175AN	8,968,000
N797AN	29,633,000
N798AN	31,945,000
N799AN	30,785,000
N750AN	31,692,000
N751AN	31,659,000
N752AN	29,976,000
N753AN	32,115,000
N754AN	31,143,000
N755AN	30,994,000
N756AM	30,959,000
N757AN	30,296,000
N758AN	31,328,000
N759AN	32,328,000
Total	$725,694,000

AMORTIZATION SCHEDULES
Series A Equipment Notes
Boeing 737-823
N901AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.21959254%
October 15, 2012	3.21765628
April 15, 2013	3.21328377
October 15, 2013	3.20859971
April 15, 2014	3.20357420
October 15, 2014	3.95683152
April 15, 2015	3.93735673
October 15, 2015	3.91502398
April 15, 2016	3.89013835
October 15, 2016	3.89078397
April 15, 2017	3.89963671
October 15, 2017	3.88193267
April 15, 2018	3.86202419
October 15, 2018	3.83952941
April 15, 2019	3.81398012
October 15, 2019	45.05005585
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-2

Series A Equipment Notes
Boeing 737-823
N905AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.21720514%
October 15, 2012	3.21773572
April 15, 2013	3.21336299
October 15, 2013	3.20867888
April 15, 2014	3.20365318
October 15, 2014	3.95692911
April 15, 2015	3.93745386
October 15, 2015	3.91512059
April 15, 2016	3.89023436
October 15, 2016	3.89087991
April 15, 2017	3.89973290
October 15, 2017	3.88202852
April 15, 2018	3.86211939
October 15, 2018	3.83962416
April 15, 2019	3.81407410
October 15, 2019	45.05116719
Series A Equipment Notes
Boeing 737-823
N906AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.21699718%
October 15, 2012	3.21774260
April 15, 2013	3.21336989
October 15, 2013	3.20868580
April 15, 2014	3.20366012
October 15, 2014	3.95693756
April 15, 2015	3.93746234
October 15, 2015	3.91512900
April 15, 2016	3.89024270
October 15, 2016	3.89088832
April 15, 2017	3.89974129
October 15, 2017	3.88203676
April 15, 2018	3.86212779
October 15, 2018	3.83963233
April 15, 2019	3.81408238
October 15, 2019	45.05126395
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-3

Series A Equipment Notes
Boeing 737-823
N907AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.21734202%
October 15, 2012	3.21773115
April 15, 2013	3.21335850
October 15, 2013	3.20867437
April 15, 2014	3.20364862
October 15, 2014	3.95692348
April 15, 2015	3.93744836
October 15, 2015	3.91511499
April 15, 2016	3.89022886
October 15, 2016	3.89087443
April 15, 2017	3.89972738
October 15, 2017	3.88202300
April 15, 2018	3.86211397
October 15, 2018	3.83961870
April 15, 2019	3.81406879
October 15, 2019	45.05110339
Series A Equipment Notes
Boeing 737-823
N913AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.22177279%
October 15, 2012	3.21758390
April 15, 2013	3.21321127
October 15, 2013	3.20852753
April 15, 2014	3.20350202
October 15, 2014	3.95674234
April 15, 2015	3.93726805
October 15, 2015	3.91493576
April 15, 2016	3.89005073
October 15, 2016	3.89069635
April 15, 2017	3.89954891
October 15, 2017	3.88184520
April 15, 2018	3.86193717
October 15, 2018	3.83944292
April 15, 2019	3.81389411
October 15, 2019	45.04904094
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-4

Series A Equipment Notes
Boeing 737-823
N920AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.16308049%
October 15, 2012	3.16289271
April 15, 2013	3.15957898
October 15, 2013	3.15602941
April 15, 2014	3.15222079
October 15, 2014	3.15226977
April 15, 2015	3.88030761
October 15, 2015	3.86048163
April 15, 2016	3.83830982
October 15, 2016	3.84246327
April 15, 2017	3.85549578
October 15, 2017	3.84197079
April 15, 2018	3.82676174
October 15, 2018	3.80957688
April 15, 2019	3.79005841
October 15, 2019	46.50850191
Series A Equipment Notes
Boeing 737-823
N921AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.16135890%
October 15, 2012	3.16294903
April 15, 2013	3.15963521
October 15, 2013	3.15608549
April 15, 2014	3.15227681
October 15, 2014	3.15232579
April 15, 2015	3.88037656
October 15, 2015	3.86055032
April 15, 2016	3.83837805
October 15, 2016	3.84253147
April 15, 2017	3.85556439
October 15, 2017	3.84203910
April 15, 2018	3.82682983
October 15, 2018	3.80964459
April 15, 2019	3.79012579
October 15, 2019	46.50932868
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-5

Series A Equipment Notes
Boeing 737-823
N922AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.16580540%
October 15, 2012	3.16280376
April 15, 2013	3.15949007
October 15, 2013	3.15594060
April 15, 2014	3.15213211
October 15, 2014	3.15218100
April 15, 2015	3.88019846
October 15, 2015	3.86037300
April 15, 2016	3.83820183
October 15, 2016	3.84235506
April 15, 2017	3.85538737
October 15, 2017	3.84186268
April 15, 2018	3.82665410
October 15, 2018	3.80946962
April 15, 2019	3.78995178
October 15, 2019	46.50719315
Series A Equipment Notes
Boeing 737-823
N923AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.16230393%
October 15, 2012	3.16291813
April 15, 2013	3.15960434
October 15, 2013	3.15605471
April 15, 2014	3.15224609
October 15, 2014	3.15229504
April 15, 2015	3.88033871
October 15, 2015	3.86051260
April 15, 2016	3.83834056
October 15, 2016	3.84249404
April 15, 2017	3.85552677
October 15, 2017	3.84200156
April 15, 2018	3.82679250
October 15, 2018	3.80960737
April 15, 2019	3.79008880
October 15, 2019	46.50887485
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-6

Series A Equipment Notes
Boeing 737-823
N926AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.11386825%
October 15, 2012	3.11048539
April 15, 2013	3.10818216
October 15, 2013	3.10571493
April 15, 2014	3.10306791
October 15, 2014	3.10438031
April 15, 2015	3.10573499
October 15, 2015	3.80825140
April 15, 2016	3.78867010
October 15, 2016	3.79617034
April 15, 2017	3.81319049
October 15, 2017	3.80365374
April 15, 2018	3.79292944
October 15, 2018	3.78081178
April 15, 2019	3.76704890
October 15, 2019	47.89783988
Series A Equipment Notes
Boeing 737-823
N957AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.01007200%
October 15, 2012	3.01293586
April 15, 2013	3.01252078
October 15, 2013	3.01207597
April 15, 2014	3.01159874
October 15, 2014	3.01527272
April 15, 2015	3.01918690
October 15, 2015	3.02220524
April 15, 2016	3.02483415
October 15, 2016	3.71013026
April 15, 2017	3.73460407
October 15, 2017	3.73251834
April 15, 2018	3.73017299
October 15, 2018	3.72752294
April 15, 2019	3.72451301
October 15, 2019	3.73708383
April 15, 2020	3.74686170
October 15, 2020	3.75175998
April 15, 2021	3.75482909
October 15, 2021	35.50930145
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-7

Series A Equipment Notes
Boeing 737-823
N965AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.01022894%
October 15, 2012	3.01293096
April 15, 2013	3.01251589
October 15, 2013	3.01207108
April 15, 2014	3.01159394
October 15, 2014	3.01526779
April 15, 2015	3.01918197
October 15, 2015	3.02220034
April 15, 2016	3.02482933
October 15, 2016	3.71012432
April 15, 2017	3.73459792
October 15, 2017	3.73251236
April 15, 2018	3.73016696
October 15, 2018	3.72751686
April 15, 2019	3.72450706
October 15, 2019	3.73707770
April 15, 2020	3.74685564
October 15, 2020	3.75175393
April 15, 2021	3.75482297
October 15, 2021	35.50924404
Series A Equipment Notes
Boeing 737-823
N966AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.01219215%
October 15, 2012	3.01287004
April 15, 2013	3.01245483
October 15, 2013	3.01201013
April 15, 2014	3.01153300
October 15, 2014	3.01520680
April 15, 2015	3.01912081
October 15, 2015	3.02213920
April 15, 2016	3.02476806
October 15, 2016	3.71004921
April 15, 2017	3.73452234
October 15, 2017	3.73243679
April 15, 2018	3.73009141
October 15, 2018	3.72744150
April 15, 2019	3.72443164
October 15, 2019	3.73700204
April 15, 2020	3.74677987
October 15, 2020	3.75167798
April 15, 2021	3.75474691
October 15, 2021	35.50852527
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-8

Series A Equipment Notes
Boeing 737-823
N968AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	2.96364949%
October 15, 2012	2.96722810
April 15, 2013	2.96769635
October 15, 2013	2.96819788
April 15, 2014	2.96873599
October 15, 2014	2.97351469
April 15, 2015	2.97862623
October 15, 2015	2.98294024
April 15, 2016	2.98697377
October 15, 2016	3.02162903
April 15, 2017	3.69775272
October 15, 2017	3.69915323
April 15, 2018	3.70072835
October 15, 2018	3.70250798
April 15, 2019	3.70452920
October 15, 2019	3.72326791
April 15, 2020	3.74012368
October 15, 2020	3.75312810
April 15, 2021	3.76564788
October 15, 2021	36.73396919
Series A Equipment Notes
Boeing 737-823
N981AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	2.44899581%
October 15, 2012	2.45948320
April 15, 2013	2.46976374
October 15, 2013	2.48077623
April 15, 2014	2.49259195
October 15, 2014	2.50964191
April 15, 2015	2.52805516
October 15, 2015	2.54675895
April 15, 2016	2.56639606
October 15, 2016	2.62004212
April 15, 2017	2.69092913
October 15, 2017	2.73892853
April 15, 2018	2.79290475
October 15, 2018	2.85389295
April 15, 2019	2.92316276
October 15, 2019	3.02209078
April 15, 2020	3.13161149
October 15, 2020	3.25161476
April 15, 2021	3.38924676
October 15, 2021	48.08311294
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-9

Series A Equipment Notes
Boeing 737-823
N983AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	2.45029570%
October 15, 2012	2.45945050
April 15, 2013	2.46973080
October 15, 2013	2.48074314
April 15, 2014	2.49255873
October 15, 2014	2.50960846
April 15, 2015	2.52802148
October 15, 2015	2.54672505
April 15, 2016	2.56636184
October 15, 2016	2.62000722
April 15, 2017	2.69089328
October 15, 2017	2.73889205
April 15, 2018	2.79286750
October 15, 2018	2.85385494
April 15, 2019	2.92312377
October 15, 2019	3.02205050
April 15, 2020	3.13156979
October 15, 2020	3.25157144
April 15, 2021	3.38920160
October 15, 2021	48.08247221
Series A Equipment Notes
Boeing 757-223
N183AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.32857310%
October 15, 2012	3.32260582
April 15, 2013	3.31767159
October 15, 2013	3.31238583
April 15, 2014	3.30671469
October 15, 2014	4.05393682
April 15, 2015	4.03196040
October 15, 2015	4.00675857
April 15, 2016	3.97867599
October 15, 2016	3.97940456
April 15, 2017	3.98939463
October 15, 2017	59.37191798
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-10

Series A Equipment Notes
Boeing 757-223
N184AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.33136572%
October 15, 2012	3.32250989
April 15, 2013	3.31757572
October 15, 2013	3.31229015
April 15, 2014	3.30661917
October 15, 2014	4.05381963
April 15, 2015	4.03184389
October 15, 2015	4.00664294
April 15, 2016	3.97856100
October 15, 2016	3.97928965
April 15, 2017	3.98927941
October 15, 2017	59.37020284
Series A Equipment Notes
Boeing 757-223
N189AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07487900%
October 15, 2012	3.07298511
April 15, 2013	3.07351343
October 15, 2013	3.07407947
April 15, 2014	3.07468659
October 15, 2014	3.08007914
April 15, 2015	3.08584721
October 15, 2015	3.09071525
April 15, 2016	3.09526696
October 15, 2016	3.13437340
April 15, 2017	3.80555306
October 15, 2017	3.80713353
April 15, 2018	3.80891079
October 15, 2018	3.81091907
April 15, 2019	3.81320002
October 15, 2019	3.83434553
April 15, 2020	3.85336624
October 15, 2020	3.86804097
April 15, 2021	3.88216891
October 15, 2021	34.65993631
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-11

Series A Equipment Notes
Boeing 757-223
N190AA

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07409472%
October 15, 2012	3.07300995
April 15, 2013	3.07353824
October 15, 2013	3.07410431
April 15, 2014	3.07471158
October 15, 2014	3.08010407
April 15, 2015	3.08587213
October 15, 2015	3.09074023
April 15, 2016	3.09529209
October 15, 2016	3.13439865
April 15, 2017	3.80558383
October 15, 2017	3.80716446
April 15, 2018	3.80894163
October 15, 2018	3.81094992
April 15, 2019	3.81323088
October 15, 2019	3.83437639
April 15, 2020	3.85339758
October 15, 2020	3.86807222
April 15, 2021	3.88220021
October 15, 2021	34.66021691
Series A Equipment Notes
Boeing 757-223
N191AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07468593%
October 15, 2012	3.07299125
April 15, 2013	3.07351959
October 15, 2013	3.07408558
April 15, 2014	3.07469271
October 15, 2014	3.08008514
April 15, 2015	3.08585347
October 15, 2015	3.09072138
April 15, 2016	3.09527315
October 15, 2016	3.13437962
April 15, 2017	3.80556063
October 15, 2017	3.80714106
April 15, 2018	3.80891847
October 15, 2018	3.81092668
April 15, 2019	3.81320759
October 15, 2019	3.83435314
April 15, 2020	3.85337393
October 15, 2020	3.86804870
April 15, 2021	3.88217652
October 15, 2021	34.66000547
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-12

Series A Equipment Notes
Boeing 757-223
N192AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07130285%
October 15, 2012	3.07309849
April 15, 2013	3.07362686
October 15, 2013	3.07419286
April 15, 2014	3.07480009
October 15, 2014	3.08019265
April 15, 2015	3.08596117
October 15, 2015	3.09082927
April 15, 2016	3.09538117
October 15, 2016	3.13448888
April 15, 2017	3.80569357
October 15, 2017	65.34043215
Series A Equipment Notes
Boeing 757-223
N193AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07940026%
October 15, 2012	3.07284165
April 15, 2013	3.07337014
October 15, 2013	3.07393610
April 15, 2014	3.07454318
October 15, 2014	3.07993534
April 15, 2015	3.08570337
October 15, 2015	3.09057103
April 15, 2016	3.09512263
October 15, 2016	3.13422712
April 15, 2017	3.80537554
October 15, 2017	65.33497366
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-13

Series A Equipment Notes
Boeing 757-223
N194AA

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07611573%
October 15, 2012	3.07294599
April 15, 2013	3.07347411
October 15, 2013	3.07404016
April 15, 2014	3.07464754
October 15, 2014	3.08003963
April 15, 2015	3.08580797
October 15, 2015	3.09067576
April 15, 2016	3.09522754
October 15, 2016	3.13433333
April 15, 2017	3.80550444
October 15, 2017	65.33718780
Series A Equipment Notes
Boeing 757-223
N195AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07138495%
October 15, 2012	3.07309593
April 15, 2013	3.07362428
October 15, 2013	3.07419024
April 15, 2014	3.07479738
October 15, 2014	3.08019014
April 15, 2015	3.08595852
October 15, 2015	3.09082659
April 15, 2016	3.09537866
October 15, 2016	3.13448626
April 15, 2017	3.80569030
October 15, 2017	3.80727066
April 15, 2018	3.80904827
October 15, 2018	3.81105649
April 15, 2019	3.81333739
October 15, 2019	3.83448372
April 15, 2020	3.85350512
October 15, 2020	3.86818051
April 15, 2021	3.88230869
October 15, 2021	34.66118588
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-14

Series A Equipment Notes
Boeing 757-223
N196AA

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07746463%
October 15, 2012	3.07290315
April 15, 2013	3.07343148
October 15, 2013	3.07399740
April 15, 2014	3.07460459
October 15, 2014	3.07999686
April 15, 2015	3.08576503
October 15, 2015	3.09063276
April 15, 2016	3.09518438
October 15, 2016	3.13428978
April 15, 2017	3.80545141
October 15, 2017	3.80703196
April 15, 2018	3.80880934
October 15, 2018	3.81081746
April 15, 2019	3.81309815
October 15, 2019	3.83424331
April 15, 2020	3.85326346
October 15, 2020	3.86793793
April 15, 2021	3.88206511
October 15, 2021	34.65901181
Series A Equipment Notes
Boeing 757-223
N197AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07205402%
October 15, 2012	3.07307457
April 15, 2013	3.07360306
October 15, 2013	3.07416899
April 15, 2014	3.07477630
October 15, 2014	3.08016889
April 15, 2015	3.08593719
October 15, 2015	3.09080533
April 15, 2016	3.09535714
October 15, 2016	3.13446469
April 15, 2017	3.80566400
October 15, 2017	3.80724454
April 15, 2018	3.80902193
October 15, 2018	3.81103002
April 15, 2019	3.81331121
October 15, 2019	3.83445719
April 15, 2020	3.85347862
October 15, 2020	3.86815378
April 15, 2021	3.88228198
October 15, 2021	34.66094657
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-15

Series A Equipment Notes
Boeing 757-223
N198AA

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07789892%
October 15, 2012	3.07288946
April 15, 2013	3.07341760
October 15, 2013	3.07398369
April 15, 2014	3.07459086
October 15, 2014	3.07998309
April 15, 2015	3.08575113
October 15, 2015	3.09061885
April 15, 2016	3.09517064
October 15, 2016	3.13427555
April 15, 2017	3.80543451
October 15, 2017	3.80701500
April 15, 2018	3.80879221
October 15, 2018	3.81080036
April 15, 2019	3.81308114
October 15, 2019	3.83422591
April 15, 2020	3.85324625
October 15, 2020	3.86792047
April 15, 2021	3.88204782
October 15, 2021	34.65885654
Series A Equipment Notes
Boeing 757-223
N199AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07296150%
October 15, 2012	3.07304587
April 15, 2013	3.07357428
October 15, 2013	3.07414027
April 15, 2014	3.07474741
October 15, 2014	3.08013996
April 15, 2015	3.08590836
October 15, 2015	3.09077639
April 15, 2016	3.09532825
October 15, 2016	3.13443534
April 15, 2017	3.80562824
October 15, 2017	3.80720887
April 15, 2018	3.80898628
October 15, 2018	3.81099447
April 15, 2019	3.81327542
October 15, 2019	3.83442132
April 15, 2020	3.85344251
October 15, 2020	3.86811754
April 15, 2021	3.88224562
October 15, 2021	34.66062209
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-16

Series A Equipment Notes
Boeing 757-223
N175AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07227632%
October 15, 2012	3.07306757
April 15, 2013	3.07359601
October 15, 2013	3.07416191
April 15, 2014	3.07476929
October 15, 2014	3.08016169
April 15, 2015	3.08593020
October 15, 2015	3.09079817
April 15, 2016	3.09535013
October 15, 2016	3.13445752
April 15, 2017	3.80565533
October 15, 2017	3.80723573
April 15, 2018	3.80901305
October 15, 2018	3.81102152
April 15, 2019	3.81330241
October 15, 2019	3.83444826
April 15, 2020	3.85346989
October 15, 2020	3.86814485
April 15, 2021	3.88227308
October 15, 2021	34.66086708
Series A Equipment Notes
Boeing 777-223ER
N797AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.05288702%
October 15, 2012	3.05307043
April 15, 2013	3.05263497
October 15, 2013	3.05216853
April 15, 2014	3.05166811
October 15, 2014	3.05552134
April 15, 2015	3.05962667
October 15, 2015	3.06279243
April 15, 2016	3.06554979
October 15, 2016	3.74864583
April 15, 2017	3.77431472
October 15, 2017	3.77212716
April 15, 2018	3.76966730
October 15, 2018	3.76688783
April 15, 2019	3.76373098
October 15, 2019	3.77691550
April 15, 2020	3.78717099
October 15, 2020	3.79230844
April 15, 2021	3.79552735
October 15, 2021	34.74678463
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-17

Series A Equipment Notes
Boeing 777-223ER
N798AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.05380851%
October 15, 2012	3.05304141
April 15, 2013	3.05260598
October 15, 2013	3.05213952
April 15, 2014	3.05163907
October 15, 2014	3.05549231
April 15, 2015	3.05959759
October 15, 2015	3.06276331
April 15, 2016	3.06552064
October 15, 2016	3.74861021
April 15, 2017	3.77427882
October 15, 2017	3.77209131
April 15, 2018	3.76963146
October 15, 2018	3.76685203
April 15, 2019	3.76369519
October 15, 2019	3.77687961
April 15, 2020	3.78713498
October 15, 2020	3.79227241
April 15, 2021	3.79549125
October 15, 2021	34.74645437
Series A Equipment Notes
Boeing 777-223ER
N799AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.05527029%
October 15, 2012	3.05299535
April 15, 2013	3.05255995
October 15, 2013	3.05209352
April 15, 2014	3.05159305
October 15, 2014	3.05544626
April 15, 2015	3.05955144
October 15, 2015	3.06271713
April 15, 2016	3.06547445
October 15, 2016	3.74855368
April 15, 2017	3.77422189
October 15, 2017	3.77203446
April 15, 2018	3.76957460
October 15, 2018	3.76679522
April 15, 2019	3.76363843
October 15, 2019	3.77682271
April 15, 2020	3.78707786
October 15, 2020	3.79221520
April 15, 2021	3.79543404
October 15, 2021	34.74593045
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-18

Series A Equipment Notes
Boeing 777-223ER
N750AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.05465256%
October 15, 2012	3.05301480
April 15, 2013	3.05257942
October 15, 2013	3.05211293
April 15, 2014	3.05161252
October 15, 2014	3.05546570
April 15, 2015	3.05957093
October 15, 2015	3.06273668
April 15, 2016	3.06549394
October 15, 2016	3.74857756
April 15, 2017	3.77424596
October 15, 2017	3.77205847
April 15, 2018	3.76959867
October 15, 2018	3.76681923
April 15, 2019	3.76366241
October 15, 2019	3.77684674
April 15, 2020	3.78710201
October 15, 2020	3.79223937
April 15, 2021	3.79545825
October 15, 2021	34.74615184
Series A Equipment Notes
Boeing 777-223ER
N751AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.05231119%
October 15, 2012	3.05308857
April 15, 2013	3.05265312
October 15, 2013	3.05218668
April 15, 2014	3.05168619
October 15, 2014	3.05553953
April 15, 2015	3.05964481
October 15, 2015	3.06281064
April 15, 2016	3.06556799
October 15, 2016	3.74866809
April 15, 2017	3.77433712
October 15, 2017	3.77214959
April 15, 2018	3.76968966
October 15, 2018	3.76691023
April 15, 2019	3.76375328
October 15, 2019	3.77693800
April 15, 2020	3.78719344
October 15, 2020	3.79233096
April 15, 2021	3.79554992
October 15, 2021	34.74699100
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-19

Series A Equipment Notes
Boeing 777-223ER
N752AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07175804%
October 15, 2012	3.07224259
April 15, 2013	3.07179747
October 15, 2013	3.07132066
April 15, 2014	3.07080911
October 15, 2014	3.07474793
April 15, 2015	3.07894436
October 15, 2015	3.08218044
April 15, 2016	3.08499900
October 15, 2016	3.76705755
April 15, 2017	3.79329624
October 15, 2017	3.79106021
April 15, 2018	3.78854567
October 15, 2018	3.78570450
April 15, 2019	3.78247755
October 15, 2019	3.79595483
April 15, 2020	3.80643798
October 15, 2020	3.81168945
April 15, 2021	3.81497985
October 15, 2021	34.38399656
Series A Equipment Notes
Boeing 777-223ER
N753AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.05264447%
October 15, 2012	3.05307806
April 15, 2013	3.05264263
October 15, 2013	3.05217618
April 15, 2014	3.05167573
October 15, 2014	3.05552901
April 15, 2015	3.05963431
October 15, 2015	3.06280009
April 15, 2016	3.06555743
October 15, 2016	3.74865521
April 15, 2017	3.77432415
October 15, 2017	3.77213660
April 15, 2018	3.76967676
October 15, 2018	3.76689724
April 15, 2019	3.76374037
October 15, 2019	3.77692499
April 15, 2020	3.78718041
October 15, 2020	3.79231795
April 15, 2021	3.79553682
October 15, 2021	34.74687159
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-20

Series A Equipment Notes
Boeing 777-223ER
N754AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.07242876%
October 15, 2012	3.07222133
April 15, 2013	3.07177626
October 15, 2013	3.07129939
April 15, 2014	3.07078785
October 15, 2014	3.07472665
April 15, 2015	3.07892310
October 15, 2015	3.08215910
April 15, 2016	3.08497762
October 15, 2016	3.76703147
April 15, 2017	3.79327001
October 15, 2017	3.79103394
April 15, 2018	3.78851947
October 15, 2018	3.78567829
April 15, 2019	3.78245140
October 15, 2019	3.79592856
April 15, 2020	3.80641162
October 15, 2020	3.81166310
April 15, 2021	3.81495347
October 15, 2021	34.38375860
Series A Equipment Notes
Boeing 777-223ER
N755AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.02487920%
October 15, 2012	3.02663912
April 15, 2013	3.02714109
October 15, 2013	3.02767881
April 15, 2014	3.02825569
October 15, 2014	3.03337901
April 15, 2015	3.03885930
October 15, 2015	3.04348429
April 15, 2016	3.04780893
October 15, 2016	3.08496348
April 15, 2017	3.75832000
October 15, 2017	3.75982161
April 15, 2018	3.76151026
October 15, 2018	3.76341824
April 15, 2019	3.76558527
October 15, 2019	3.78567539
April 15, 2020	3.80374692
October 15, 2020	3.81768926
April 15, 2021	3.83111186
October 15, 2021	35.57003226
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-21

Series A Equipment Notes
Boeing 777-223ER
N756AM

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.02813544%
October 15, 2012	3.02653749
April 15, 2013	3.02703944
October 15, 2013	3.02757712
April 15, 2014	3.02815401
October 15, 2014	3.03327714
April 15, 2015	3.03875729
October 15, 2015	3.04338212
April 15, 2016	3.04770658
October 15, 2016	3.08485988
April 15, 2017	3.75819380
October 15, 2017	3.75969540
April 15, 2018	3.76138393
October 15, 2018	3.76329187
April 15, 2019	3.76545883
October 15, 2019	3.78554827
April 15, 2020	3.80361924
October 15, 2020	3.81756103
April 15, 2021	3.83098324
October 15, 2021	35.56883788
Series A Equipment Notes
Boeing 777-223ER
N757AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.02573062%
October 15, 2012	3.02661256
April 15, 2013	3.02711450
October 15, 2013	3.02765220
April 15, 2014	3.02822911
October 15, 2014	3.03335236
April 15, 2015	3.03883265
October 15, 2015	3.04345762
April 15, 2016	3.04778215
October 15, 2016	3.08493639
April 15, 2017	3.75828697
October 15, 2017	3.75978862
April 15, 2018	3.76147722
October 15, 2018	3.76338520
April 15, 2019	3.76555222
October 15, 2019	3.78564213
April 15, 2020	3.80371356
October 15, 2020	3.81765573
April 15, 2021	3.83107826
October 15, 2021	35.56971993
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-22

Series A Equipment Notes
Boeing 777-223ER
N758AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.02684270%
October 15, 2012	3.02657782
April 15, 2013	3.02707980
October 15, 2013	3.02761750
April 15, 2014	3.02819439
October 15, 2014	3.03331754
April 15, 2015	3.03879782
October 15, 2015	3.04342269
April 15, 2016	3.04774719
October 15, 2016	3.08490102
April 15, 2017	3.75824387
October 15, 2017	3.75974553
April 15, 2018	3.76143408
October 15, 2018	3.76334203
April 15, 2019	3.76550907
October 15, 2019	3.78559873
April 15, 2020	3.80366991
October 15, 2020	3.81761191
April 15, 2021	3.83103435
October 15, 2021	35.56931205
Series A Equipment Notes
Boeing 777-223ER
N759AN

Percentage of Original
Payment Date	Principal Amount to be Paid
April 15, 2012	3.02649072%
October 15, 2012	3.02658881
April 15, 2013	3.02709079
October 15, 2013	3.02762846
April 15, 2014	3.02820539
October 15, 2014	3.03332857
April 15, 2015	3.03880883
October 15, 2015	3.04343374
April 15, 2016	3.04775826
October 15, 2016	3.08491221
April 15, 2017	3.75825752
October 15, 2017	3.75975919
April 15, 2018	3.76144772
October 15, 2018	3.76335567
April 15, 2019	3.76552274
October 15, 2019	3.78561247
April 15, 2020	3.80368374
October 15, 2020	3.81762577
April 15, 2021	3.83104826
October 15, 2021	35.56944113
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch. III-23

Indenture for Each Aircraft
Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Note Purchase Agreement, the “Indenture Form”)) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 8.625%.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	April 15 and October 15 commencing with April 15, 2012.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.
Participation Agreement for Each Aircraft
The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Note Purchase Agreement, the “Participation Agreement Form”).
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch.III-24

Prohibited Modifications
1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.
2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.
3.	Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to (a) (i) the issuance of any Series B Equipment Notes, or (ii) if any Series B Equipment Notes shall have been issued, the redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes, (b) (i) the issuance of any Additional Series Equipment Notes, or (ii) if any Additional Series Equipment Notes shall have been issued, the redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes, or (c) to provide for any credit support for any pass through certificates relating to any such Series B Equipment Notes or Additional Series Equipment Notes, as applicable, in each case, as provided in Section 4(a)(v) of the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Sch.III-25

ANNEX A to
NOTE PURCHASE AGREEMENT
DEFINITIONS
     (a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).
     (i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.
     (ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.
     (iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
     (iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.
     (v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
     (vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.
     (vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.
     (b) Definitions.
          “2001-2 Aircraft” has the meaning set forth set forth in the third recital to the Note Purchase Agreement.
          “2001-2 EETC” has the meaning set forth in the third recital to the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “Additional Series Equipment Notes” means Equipment Notes of one (and not more than one at any time) series issued under an Indenture and designated other than as “Series A” or “Series B” issued thereunder, if any, in the principal amounts and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Additional Series Equipment Notes under the heading for such series.
          “Additional Series Pass Through Certificates” means the pass through certificates, if any, issued by any Additional Series Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Additional Series Pass Through Trust”).
          “Additional Series Pass Through Trust” means (i) initially, a grantor trust, if any, created pursuant to the applicable Pass Through Trust Agreement to facilitate the issuance and sale of pass through certificates in connection with the initial issuance of any Additional Series Equipment Notes and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes.
          “Additional Series Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of an Additional Series Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Additional Series Pass Through Trustee” means, with respect to any Additional Series Pass Through Trust, the trustee under the Additional Series Pass Through Trust Agreement for such Additional Series Pass Through Trust, in its capacity as pass through trustee thereunder.
          “Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.
          “Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of March 21, 2002, between the Company and U.S. Bank (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).
          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Fort Worth, Texas, Boston, Massachusetts, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.
          “Certificates” means the pass through certificates issued by any Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).
          “Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.
          “Class” means the class of Certificates issued by a Pass Through Trust.
          “Class A Certificates” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class A Pass Through Trust” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Class A Pass Through Trust Agreement” has the meaning set forth in the fifth recital to the Note Purchase Agreement.
          “Class A Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Class B Certificates” means the pass through certificates, if any, issued by any Class B Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement) issued by a “Refinancing Trust” described in clause (ii) of the definition of “Class B Pass Through Trust”).
          “Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class B Pass Through Trust” means (i) initially, a grantor trust, if any, created pursuant to the applicable Pass Through Trust Agreement to facilitate the issuance and sale of
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

pass through certificates in connection with the initial issuance of any Series B Equipment Notes and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes.
          “Class B Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of a Class B Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Class B Pass Through Trustee” means, with respect to any Class B Pass Through Trust, the trustee under the Class B Pass Through Trust Agreement for such Class B Pass Through Trust, in its capacity as pass through trustee thereunder.
          “Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.
          “Cut-Off Date” means the earlier of:
(a)	the day after the Delivery Period Termination Date; and

(b)	the date on which a Triggering Event occurs.
          “Delivery Period Termination Date” means the earlier of:
(a)	December 31, 2011; and
     (b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.
          “Deposit Agreement” has the meaning set forth in the seventh recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.
          “Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, The Bank of New York Mellon, a New York banking corporation.
          “Depositary Threshold Rating” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Deposits” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “Encumbered Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.
          “Mortgaged Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “Mortgage Financing” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.
          “Escrow and Paying Agent Agreement” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Existing Financing” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.
          “Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.
          “Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.
          “Indenture” means with respect to an Aircraft, an indenture and security agreement substantially in the form of the Indenture Form to which such Aircraft shall have been subjected, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Initial Deposits” has the meaning set forth in the seventh recital to the Note Purchase Agreement.
          “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Issuance Date, among the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.
          “Issuance Date” means the date of the original issuance of the Class A Certificates.
          “Liquidity Facilities” means, collectively, the Class A Liquidity Facility and, if provided, the Class B Liquidity Facility.
          “Liquidity Providers” means, collectively, the Class A Liquidity Provider and, if any Class B Liquidity Facility shall have been provided, the Class B Liquidity Provider.
          “Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Notice of Purchase Withdrawal” has the meaning set forth in Section 2.3(a) of the Deposit Agreement.
          “Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, the Escrow and Paying Agent Agreement, the Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “Parent” means AMR Corporation, a Delaware corporation, together with any successor in interest pursuant to Section 5.02 of the Class A Pass Through Trust Agreement.
          “Parent Guarantee” means the Guarantee, dated as of the Issuance Date, from the Parent to U.S. Bank, in its individual capacity and as Class A Pass Through Trustee, Subordination Agent and Loan Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Participation Agreement” means with respect to an Aircraft, a participation agreement substantially in the form of the Participation Agreement Form relating to the financing of such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Pass Through Trust” means each of the separate grantor trusts that have been or will be created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Agreements.
          “Pass Through Trust Agreement” means each of the separate Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms thereof.
          “Pass Through Trustee” means the trustee under each Pass Through Trust Agreement, together with any successor in interest and any successor or other trustee appointed as provided in such Pass Through Trust Agreement.
          “Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.
          “Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.
          “Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class A Certificates will be Moody’s and Standard & Poor’s.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary below the applicable Depositary Threshold Rating, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.
          “Register” means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to each Pass Through Trust.
          “Replacement Deposit Agreement” means a deposit agreement substantially in the form of the replaced Deposit Agreement as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.
          “Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.
          “Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.
          “Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.
          “Series B Equipment Notes” means Equipment Notes of one series issued under an Indenture and designated as “Series B” thereunder (and not as “Series A” or “Additional Series” issued thereunder, if any), in the principal amounts and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Series B Equipment Notes under the heading for such series.
          “Short-Term Rating” means, for any entity, (a) in the case of Moody’s, the short-term unsecured debt rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.
          “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.
          “Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.
          “Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.
          “Trust Supplements” means (i) that certain agreement supplemental to the Basic Pass Through Trust Agreement referred to in Schedule II to the Note Purchase Agreement, (ii) in the case of any Class B Certificates, if issued whether in connection with the initial issuance of any Series B Equipment Notes or in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Class B Certificates, (b) the issuance of such Class B Certificates representing fractional undivided interests in the Class B Pass Through Trust is authorized and (c) the terms of such Class B Certificates are established and (iii) in the case of any Additional Series Pass Through Certificates, if issued whether in connection with the initial issuance of any Additional Series Equipment Notes or in connection with any subsequent redemption of such Additional Series Equipment Notes and issuance of new Additional Series Equipment Notes, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Additional Series Pass Through Certificates, (b) the issuance of such Additional Series Pass Through Certificates representing fractional undivided interests in the Additional Series Pass Through Trust is authorized and (c) the terms of such Additional Series Pass Through Certificates are established.
          “Underwriters” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “Underwriting Agreement” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “Unencumbered Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “United States” means the United States of America.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

          “U.S. Bank” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

     EXHIBIT A to
NOTE PURCHASE AGREEMENT
FORM OF FUNDING NOTICE13
FUNDING NOTICE
Dated as of [__________]
To each of the addressees listed
     in Schedule A hereto

Re:	Funding Notice in accordance with Note Purchase Agreement referred to below
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement, dated as of October 4, 2011, among American Airlines, Inc. (the “Company”), U.S Bank Trust National Association, as Class A Pass Through Trustee (as defined therein) (the “Class A Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and U.S. Bank Trust National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.
     Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:
(1)	The Funding Date of the Aircraft shall be [_________];
(2)	The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and purchased by the [Class A Pass Through Trustee][respective Pass Through Trustees referred to below (each, a “Pass Through Trustee”)], on the Funding Date, in connection with the financing of such Aircraft is as follows:
[(a)]	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[__________][; and

[13]	To be modified as appropriate to provide for Additional Series Equipment Notes, if any.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[__________]].
     The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the [applicable] Escrow Agent.
     [If applicable, to include an instruction from the Company to the Class B Pass Through Trustee with respect to obtaining funds necessary to purchase the Series B Equipment Notes.]
     The Company hereby instructs the Class A Pass Through Trustee to (i) purchase the Series A Equipment Notes and in an amount set forth opposite the Class A Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.
     [The Company hereby instructs the Class B Pass Through Trustee to purchase the Series B Equipment Notes and in an amount set forth opposite the Class B Pass Through Trustee in clause (2) above with the amounts [describe the source of funds].]
     The Company hereby instructs [each][the Class A] Pass Through Trustee to (a) enter into the Participation Agreement (N[____]) dated as of [__________] among the Company and U.S. Bank Trust National Association, as Loan Trustee, Subordination Agent and the Pass Through Trustee of each Pass Through Trust in existence as of the date thereof, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such [Class A] Pass Through Trustee as are required thereby.
Yours faithfully,
American Airlines, Inc.

By:
Name:
Title:

Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Schedule A to
Funding Notice
U.S. Bank Trust National Association, as
     [Class A] Pass Through Trustee
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Reference: American Airlines 2011-2 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717
U.S. Bank Trust National Association, as
         Subordination Agent and Paying Agent
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2011-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
U.S. Bank National Association, as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2011-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
The Bank of New York Mellon, as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: American Airlines 2011-2 EETC
Telephone: (212) 815-4812
Facsimile: (212) 815-5704
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Standard & Poor’s Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention: Betsy Snyder
Reference: American Airlines 2011-2 EETC
Telephone: (212) 438-6629
Facsimile: (212) 438-6632
Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
Attention: Jonathan Root, Vice President — Senior Analyst
                   Airlines, Municipal Solid Waste, Shipping Sectors
Reference: American Airlines 2011-2 EETC
Telephone: (212) 553-1672
Facsimile: (212) 298-6481
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Schedule B to
Funding Notice
Aircraft
One Boeing [Model] aircraft bearing U.S. Registration Mark ________ and manufacturer’s serial number ____ together with two [Engine Manufacturer and Model] engines bearing manufacturer’s serial numbers _____ and _____.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Schedule C to
Funding Notice
Equipment Notes

	Series of Equipment		Original Principal
Relevant Pass Through Trustee	Notes	Equipment Note No.	Amount
Class A Pass Through Trustee	Series 2011-2A- ____	No. A- _____ - ___	$__________

[Class B Pass Through Trustee]	[Series 2011-2B- ____ ]	[No. B- _____ - _____ ]	[$__________ ]
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Annex A to
Funding Notice
WITHDRAWAL CERTIFICATE
(Class A)
U.S. Bank National Association,
as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: American Airlines 2011-2 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Ladies and Gentlemen:
Reference is made to the Escrow and Paying Agent Agreement (Class A), dated as of October 4, 2011 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at The Bank of New York Mellon, as Depositary, 101 Barclay Street, Floor 8W, New York, New York 10286, attention: Corporate Finance, Mary Miselis, Vice President, Reference: American Airlines 2011-2 EETC, telephone: (212) 815-4812, facsimile: (212) 815-5704.
     Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours, U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Pass Through Trustee
By:
Name:
Title:

Dated: As of [__________ __, 20__]
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

Exhibit A to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: American Airlines 2011-2A EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
     Reference is made to the Deposit Agreement (Class A) dated as of October 4, 2011 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
     In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].
     The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at the Chase Manhattan Bank (ABA No. [______]), Account Number [______], Reference: American Airlines, Inc.] [the Pass Through Trustee at U.S. Bank Trust National Association, Wilmington, Delaware, ABA#[______], Corporate Trust, Account No. [______], Reference: American Airlines 2011-2A EETC]14 on [_________], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent
By
Name:
Title:

Dated: As of [__________ __, 20___]

[14]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Class A Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of American.
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

EXHIBIT B to
NOTE PURCHASE AGREEMENT
FORM OF PARTICIPATION AGREEMENT
[See Exhibit 4.9]
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC

EXHIBIT C to
NOTE PURCHASE AGREEMENT
FORM OF INDENTURE
[See Exhibit 4.10]
Note Purchase Agreement
American Airlines 2011-2 Aircraft EETC